UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2009

PLAINSCAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Texas	000-53629	75-2182440
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2323 Victory Avenue, Suite 1400, Dallas, Texas 75219

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (214) 252-4100

Plains Capital Corporation

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

PlainsCapital Corporation 2009 Long-Term Incentive Plan

At a special meeting of shareholders of PlainsCapital Corporation (the “Company”) on August 27, 2009 (the “Special Meeting”), the shareholders approved the PlainsCapital Corporation 2009 Long-Term Incentive Plan (the “Plan”). The Plan was recommended by the Company’s board of directors (the “Board”) and described in the Company’s definitive proxy statement for the Special Meeting. The effectiveness of the Plan remains subject to redemption by the Company of all of its preferred stock held by the U.S. Department of Treasury through the Troubled Asset Relief Program Capital Purchase Program.

The Plan authorizes the issuance of up to 4,000,000 shares of the Company’s common stock to employees and outside directors of the Company and its subsidiaries. The Plan permits the granting of incentive stock options, non-qualified stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units, performance awards, dividend equivalent rights and other awards, whether granted singly, or in combination or in tandem. Subject to certain adjustments, the maximum number of the Company’s shares of common stock with respect to which stock options or SARs may be granted to any officer of the Company subject to Section 16 of the Securities Exchange Act of 1934, as amended, or a “covered employee” as defined in Section 162(m)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), during any calendar year is 100,000 shares. In addition, to the extent Section 162(m) of the Code applies to awards granted under the Plan and the Company intends to comply with Section 162(m) of the Code, no participant may receive in any calendar year performance-based awards with an aggregate value of more than $2,000,000 (based on the fair market value of shares of the common stock at the time of the grant of the performance-based award).

The Plan terminates on the tenth anniversary of the effective date; however, awards made prior to the expiration date may extend beyond that date.

The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan. This description should be read in conjunction with the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board approved Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective August 27, 2009, after the Special Meeting. The Bylaws were amended to conform to certain amendments to the Company’s Second Restated Articles of Incorporation, as corrected (the “Old Charter”) that were discussed in the Company’s definitive proxy statement for the Special Meeting, and approved by the shareholders at the Special Meeting. Below is a brief description of the changes:

•

The shareholders elected to adopt, and become subject to, the Texas Business Organizations Code and to approve conforming and other related amendments to the Old Charter. Appropriate conforming changes have been made throughout the Bylaws.

•

Section 3 of Article II of the Bylaws sets forth the manner in which a special meeting of shareholders may be called and the business that may be presented at such a meeting. Under the previous provision, a special meeting of shareholders could be called at any time by the Chief Executive Officer or the Board of Directors, and was required to be called by the

Chief Executive Officer or the Secretary at the request in writing of the holders of not less than 10% of the voting power represented by all the shares issued, outstanding and entitled to be voted at the proposed special meeting. The provision was amended to permit a special meeting to be called by the President, in addition to the Chief Executive Officer or the Board of Directors, and to increase to 35% the voting power required for the shareholders to call such a meeting.

•

Section 9 of Article II sets forth certain matters related to shareholder voting. The previous provision provided for majority voting for all matters except those for which a specific percentage was required by law or as otherwise provided in the Company’s charter or bylaws. The provision was amended so that any action to be taken by the shareholders at a meeting of shareholders, other than the election of directors or a matter for which the affirmative vote of the holders of a specified portion of the shares entitled to vote is required by the TBOC, requires the affirmative vote of only the holders of a majority of the shares entitled to vote, and who voted for or against the matter at a shareholders’ meeting at which a quorum is present. Notwithstanding any provision of the TBOC to the contrary, and unless otherwise provided in the Company’s charter, any action to be taken by the shareholders at a meeting of shareholders with regard to amendment of the charter, merger or consolidation of the Company with another, or disposition of all or substantially all of its assets, requires the vote of only a majority of the issued and outstanding shares of capital stock entitled to be voted thereon, rather than any greater number that otherwise would be required by the TBOC; provided, however, that any action to amend the charter with respect to the classification of directors, action by written consent or the percentage of shareholders required to call a special meeting requires the vote of two-thirds of the issued and outstanding shares of capital stock entitled to be voted thereon.

•

Section 9 of Article II also previously provided for election of directors by a majority of the votes cast by the holders of shares entitled to vote in the election of directors at a meeting of shareholders at which a quorum was present. The provision was amended to provide for election of directors by a plurality of the votes cast by the holders of such shares.

•

Section 11 of Article II sets forth the rights of shareholders with respect to action by written consent. The previous provision allowed action by written consent of the holders of shares representing the minimum number of votes necessary to take such action at a meeting at which all shareholders entitled to vote were present and voted, so long as the charter permitted the same. The provision was amended to require that any shareholder action by written consent must be unanimous.

•

Section 1 of Article III relates to the number and term of directors. The provision was amended to provide for a classified Board beginning with the Company’s 2010 annual meeting. The Board will consist of three classes, with members of each class to hold office for three-year terms. The previous provision did not provide for a classified Board and provided that directors held office only until the next annual meeting following their election.

•

Section 2 of Article III governs vacancies on the board of directors, including removal of directors. The previous provision allowed removal of directors by the shareholders with or without cause. The provision was amended to provide that directors may be removed by the shareholders only for cause.

•

Article VI relates to certificates for shares of Company stock, and was amended to provide that shares of Company stock may be certificated or uncertificated. The previous provisions of Article VI did not provide for uncertificated shares.

•

Article VII governs indemnification of officers and directors of the Company. The previous provision provided that indemnification of such persons was at the Company’s discretion. The provision was amended to provide for mandatory indemnification by the Company of its directors and officers, and expanded to provide more fulsome discussion of the indemnification rights conferred.

In addition, certain additional clarifying and conforming changes were made to these and other sections of the Company’s Bylaws.

The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws. This description should be read in conjunction with the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Section 8 – Other Events

Item 8.01	Other Events.

Press Release

On August 26, 2009, the Company issued a press release announcing that it filed a registration statement on Form S-1 with the U.S. Securities and Exchange Commission relating to a proposed initial public offering of shares of its common stock. A copy of the press release is attached hereto as Exhibit 99.1.

Voting Results

At the Special Meeting on August 27, 2009, the proposals listed below were submitted to a vote of the shareholders through the solicitation of proxies. The proposals are described in the Company’s proxy statement for the Special Meeting. Each of the proposals was approved by the shareholders, pursuant to the voting results set forth below.

Proposal 1 – The vote for the election to adopt, and become subject to, the Texas Business Organizations Code and to approve conforming and other related amendments to the Old Charter

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,919,658	15	16,405	0

Proposal 2 – The vote for the approval of an amendment to the Old Charter to change the name of the Company from “Plains Capital Corporation” to “PlainsCapital Corporation”

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
9,917,740	2,240	16,098

Proposal 3 – The vote for the approval of an amendment to the Old Charter to rename the existing class of common stock the “Original Common Stock” and to create a new class of common stock called the “Common Stock”

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,908,048	15	28,016	0

Proposal 4 – The vote for the approval of an amendment to the Old Charter to grant certain rights to the holders of the Original Common Stock and to the Company to convert such shares into Common Stock

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,905,542	2,415	28,121	0

Proposal 5 – The vote for the approval of an amendment to the Old Charter to increase the number of authorized shares of common stock from 50 million shares to 200 million shares:

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,911,418	140	24,520	0

Proposal 6 – The vote for the approval of an amendment to the Old Charter to increase the number of authorized shares of preferred stock from 5 million shares to 50 million shares

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,627,892	283,666	24,520	0

Proposal 7 – The vote for the approval of an amendment to the Old Charter to change the par value of the common stock from $10.00 to $0.001 per share

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,757,651	32,544	145,883	0

Proposal 8 – The vote for the approval of an amendment to the Old Charter to effect a three-for-one stock split of the existing common stock

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,919,895	15	16,168	0

Proposal 9 – The vote for the approval of an amendment to the Old Charter to allow directors to be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election of directors

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,891,115	8,153	36,811	0

Proposal 10 – The vote for the approval of an amendment to the Old Charter to provide that the number of directors may be set from time to time by resolution of the Board

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,785,320	113,907	36,851	0

Proposal 11 – The vote for the approval of an amendment to the Old Charter to provide for mandatory indemnification of directors and officers

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,749,877	131,129	55,072	0

Proposal 12 – The vote for the approval of an amendment to the Old Charter to classify the Board into three classes, each with a three-year term, with directors in one class elected each year

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,894,491	23,416	18,171	0

Proposal 13 – The vote for the approval of an amendment to the Old Charter to prohibit action by written consent of less than all of the shareholders entitled to vote with respect to the subject matter of the consent

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,768,036	121,947	46,096	0

Proposal 14 – The vote for the approval of an amendment to the Old Charter to provide that a special meeting of shareholders may be called only by certain officers or upon the written request of the holders of not less than 35% of the voting power represented by all the shares issued, outstanding and entitled to be voted at the proposed special meeting

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,863,555	28,162	44,362	0

Proposal 15 – The vote for the approval of an amendment to the Old Charter to set the number of votes required for shareholder consent to certain actions at a meeting of shareholders

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,767,873	130,802	37,404	0

Proposal 16 – The vote for the approval of the PlainsCapital Corporation 2009 Long-Term Incentive Plan

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
9,783	94,575	58,201	0

Proposal 17 – The vote for the approval of the proposal to adjourn or postpone the Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies in the event there are insufficient votes at the time of such adjournment or postponement to adopt any or all of the proposals

The voting results were as follows:

Votes For	Votes Against	Votes Abstaining
9,917,390	518	18,171

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of PlainsCapital Corporation.

10.1	PlainsCapital Corporation 2009 Long-Term Incentive Plan.

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINSCAPITAL CORPORATION

Date: August 28, 2009	By:	/s/ Allen Custard
	Name:	Allen Custard
	Title:	Executive Vice President and Chief Financial Officer

INDEX OF EXHIBITS

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws of PlainsCapital Corporation.

10.1	PlainsCapital Corporation 2009 Long-Term Incentive Plan.

99.1	Press release.